        As filed with the Securities and Exchange Commission on or about
                                 October 3, 2003

                                                File No. 33-48557    CIK #888732


                       Securities and Exchange Commission
                             Washington, D. C. 20549

                                 Post-Effective

                                 Amendment No. 8

                                       to

                                    Form S-6

                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

                     The Kansas Tax-Exempt Trust, Series 53

                 Name and executive office address of Depositor:

                            Claymore Securities, Inc.
                              210 North Hale Street
                             Wheaton, Illinois 60187

                 Name and complete address of agent for service:

                             Nicholas Dalmaso, Esq.
                            Claymore Securities, Inc.
                              210 North Hale Street
                             Wheaton, Illinois 60187

  /X/ Check box if it is proposed that this filing will become effective at 2:00 p.m. on October 3, 2003 pursuant to paragraph (b) of Rule 485.

                              The Kansas Tax-Exempt Trust

                                         Series 53










                                          Part One

                                  Dated September 30, 2003







THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


NOTE: Part One of this Prospectus May Not Be Distributed Unless Accompanied by Part Two.

                         The Kansas Tax-Exempt Trust
                                   Series 53
                             Essential Information
                              As of July 31, 2002
               Sponsor and Evaluator:  Claymore Securities, Inc.
                       Trustee:  The Bank of New York Co.

General Information
Principal Amount of Municipal Bonds                               $1,740,000
Number of Units                                                        3,293
Fractional Undivided Interest in the Trust per Unit                  1/3,293
Principal Amount of Municipal Bonds per Unit                        $528.394
Public Offering Price:
  Aggregate Bid Price of Municipal Bonds in the Portfolio         $1,827,743
  Aggregate Bid Price of Municipal Bonds per Unit                   $555.039
  Cash per Unit (1)                                                  $(4.505)
  Pricing accrued interest to date of settlement                     $10.559
  Sales Charge of 5.820% (5.50% of Public Offering Price)            $32.656
  Public Offering Price per Unit (inclusive of accrued interest) (2)$593.749
Redemption Price per Unit (inclusive of accrued interest)           $561.093
Excess of Public Offering Price per Unit Over Redemption Price
 per Unit                                                            $32.656
Minimum Value of the Trust under which Trust Agreement may
 be terminated                                                      $656,000

Date of Trust                                                   July 8, 1992
Mandatory Termination Date                                 December 31, 2042

Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of business of the Sponsor next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Co.
of Units tendered for redemption.

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. Units are offered at the Public Offering Price which includes interest to the date of settlement (three business days after purchase).

                         The Kansas Tax-Exempt Trust
                                    Series 53
                       Essential Information (continued)
                              As of July 31, 2002
             Sponsor and Evaluator:  Claymore Securities, Inc.
                       Trustee:  The Bank of New York Co.

Special Information Based on Distributions
Calculation of Estimated Net Annual Interest Income per Unit:
  Estimated Annual Interest Income                                   $35.109323
  Less:  Estimated Annual Expense                                      1.515035
                                                                           ----
  Estimated Net Annual Interest Income                               $33.594288
                                                                      =========
Calculation of Interest Distribution per Unit:
  Estimated Net Annual Interest Income                               $33.594288
  Divided by 12                                                       $2.799524
Estimated Daily Rate of Net Interest Accrual per Unit                  $.093317
Estimated Current Return Based on Public Offering Price
 (exclusive of accrued interest) (3)                                      5.76%
Estimated Long-Term Return (3)                                            1.02%

Trustee's Annual Fees per $1,000 Principal Amount                     $1.160000
Evaluation Fees per $1,000 Principal Amount                            $.250000
Trustee's Miscellaneous Expenses per Unit (includes audit
 fee of $.50 per Unit)                                                 $.861102

Record and Computation Dates: Fifteenth day of the month.

Distribution Dates: First day of the month.

3. The Estimated Long-Term Return and Estimated Current Return will vary. For detailed explanation, see Part Two of this prospectus.

                          Report of Independent Auditors


Unitholders
The Kansas Tax-Exempt Trust
Series 53

We have audited the accompanying statement of assets and liabilities of The Kansas Tax-Exempt Trust Series 53, including the schedule of investments, as of July 31, 2002, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of investments owned as of July 31, 2002, by correspondence with the custodial bank. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Kansas-Tax Exempt Trust Series 53 at July 31, 2002, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States.




                                                              Ernst & Young LLP





Kansas City, Missouri
September 16, 2003

                        The Kansas Tax-Exempt Trust

                                  Series 53

                       Statement of Assets and Liabilities

                                 July 31, 2002


Assets
Municipal Bonds, at value (cost $1,782,328)                          $1,827,743
Interest receivable                                                      26,693
Cash                                                                      2,361
                                                                           ----
Total assets                                                          1,856,797


Liabilities and net assets
Accrued liabilities                                                       2,079

Net assets, applicable to 3,293 Units outstanding:
  Cost of Trust assets, exclusive of interest           $1,782,328
  Unrealized appreciation                                   45,415
  Distributable funds                                       26,975
                                                              ----         ----
Net assets                                                           $1,854,718
                                                                      =========


See accompanying notes to financial statements.

                            The Kansas Tax-Exempt Trust

                                    Series 53

                            Statements of Operations

                                                     Year ended July 31
                                                 2002         2001         2000
                                                 ----         ----         ----
Investment income - interest                 $120,184     $135,769     $179,998
Expenses:
  Trustee's fees and related expenses           4,636        5,451        6,870
  Evaluator's fees                                460          517          696
                                                 ----         ----         ----
Total expenses                                  5,096        5,968        7,566
                                                 ----         ----         ----
Net investment income                         115,088      129,801      172,432

Realized and unrealized gain (loss) on
 investments:
  Realized loss                                (1,478)        (452)      (1,211)
  Unrealized appreciation (depreciation)
    during the year                            (2,763)       9,929      (65,681)
                                                 ----         ----         ----
Net gain (loss) on investments                 (4,241)       9,477      (66,892)
                                                 ----         ----         ----
Net increase in net assets resulting from
 operations                                  $110,847     $139,278     $105,540
                                            =========    =========    =========


See accompanying notes to financial statements.

                            The Kansas Tax-Exempt Trust

                                     Series 53

                       Statements of Changes in Net Assets

                                                     Year ended July 31
                                                 2002         2001         2000
                                                 ----         ----         ----
Operations:
  Net investment income                      $115,088     $129,801     $172,432
  Realized loss on investments                 (1,478)        (452)      (1,211)
  Unrealized appreciation (depreciation)
    on investments during the year             (2,763)       9,929      (65,681)
                                                 ----         ----         ----
Net increase in net assets resulting
  from operations                             110,847      139,278      105,540

Distributions to Unitholders:
  Net investment income                      (117,975)    (142,910)    (173,796)
  Principal from investment transactions     (107,173)    (878,984)     (13,832)
                                                 ----         ----         ----
Total distributions to Unitholders           (225,148)  (1,021,894)    (187,628)

Capital transactions:
  Redemption of Units                         (38,688)      (2,954)      (6,026)
                                                 ----         ----         ----
Total decrease in net assets                 (152,989)    (885,570)     (88,114)

Net assets:
  At the beginning of the year              2,007,707    2,893,277    2,981,391
                                                 ----         ----         ----
  At the end of the year (including
    distributable funds applicable to
    Trust Units of $26,975, $42,921
    and $56,031 at July 31, 2002, 2001
    and 2000, respectively)                $1,854,718   $2,007,707  $2,893,277
                                            =========    =========    =========
Trust Units outstanding at the end of
 the year                                       3,293        3,361        3,366
                                            =========    =========    =========
Net asset value per Unit at the end
 of the year                                  $563.23      $597.35      $859.56
                                            =========    =========    =========


See accompanying notes to financial statements.

                                               The Kansas Tax -Exempt Trust

                                                            Series 53

                                                   Schedule of Investments

                                                          July 31, 2002


                                                       Coupon     Maturity  Redemption                      Principal
Name of Issuer and Title of Bond                       Rate           Date  Provisions(2)       Rating(1)      Amount     Value(3)
---------------------                                  ---             ---  -----               ---              ----          ---
City of Burlington, Kansas, Pollution Control        7.000%      6/01/2031  2002 @ 101.5        AAA          $235,000     $240,306
Refunding Revenue Bonds, Series 1991 (Kansas
Gas Electric Company). Insured by MBIA. (4)

Cowley County, Kansas, and Shawnee County, Kansas,   0.000       6/01/2022  2012 @ 48.01 S.F.   AAA            15,000        3,229
GNMA Collateralized Mortgage Revenue Bonds, 1990                            2002 @ 21.549
Series B. Insured by AMBAC. (4) (5)

City of Kansas City, Kansas, GNMA Collateralized     7.350      12/01/2023  2015 @ 100 S.F.     AAA            65,000       65,427
Mortgage Revenue Bonds, Series 1991.                                        2002 @ 102

City of Pratt, Kansas, Electric Utility System       6.600      11/01/2007  2003 @ 100 S.F.     AAA           450,000      520,317
Refunding and Improvement Revenue Bonds, Series                             Non-Callable
1992. Insured by AMBAC. (4)

City of Wamego, Kansas, Pollution Control            7.000       6/01/2031  2002 @ 101.5        AAA           500,000      510,900
Refunding Revenue Bonds, Series 1991 (Kansas
Gas and Electric Company). Insured by MBIA. (4)

City of Wichita, Kansas, Hospital Facilities         6.250      10/01/2010  2006 @ 100 S.F.     AAA           475,000      487,564
Improvement and Refunding Revenue Bonds, Series                             2002 @ 102
III-A-3 1992 (St. Francis Regional Medical Center,
Inc.). Insured by MBIA. (4)
                                                                                                                ----          ----
                                                                                                          $1,740,000    $1,827,743
                                                                                                           =========     =========

See accompanying notes to Schedule of Investments.

                        The Kansas Tax-Exempt Trust

                                   Series 53

                       Notes to Schedule of Investments


1. All ratings are by Standard & Poor's Corporation, unless marked with the symbol "*", in which case the rating is by Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

2. There is shown under this heading the year in which each issue of Bonds is initially redeemable and the redemption price for that year or, if currently redeemable, the redemption price currently in effect; unless otherwise indicated, each issue continues to be redeemable at declining prices thereafter, but not below par value. In addition, certain Bonds in the Portfolio may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Bonds. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have a valuation which represents a premium over the call price or par.

    To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. To the extent that the Bonds were acquired at a price lower than the redemption price, this may represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions of net income will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and, unless utilized to pay for Units tendered for redemption, there will be distributed to Unitholders the principal amount and any premium received on such redemption. In this event the estimated current return and estimated long-term return may be affected by such redemptions.

3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

4. Insurance on this Bond was obtained by the issuer of the Bond. No representation is made as to any insurer's ability to meet its commitments.

5. This Bond has been purchased at a discount from the par value because there is no stated interest income thereon. Such Bond is normally described as a "zero coupon" Bond. Over the life of the Bond the value increases, so that upon maturity the holders of Bond will receive 100% of the principal amount thereof.

See accompanying notes to financial statements.

                       The Kansas Tax-Exempt Trust

                                   Series 53

                        Notes to Financial Statements



1.  Significant Accounting Policies

Trust Sponsor and Evaluator

On October 29, 2001, Ranson & Associates, Inc., the Trust's sponsor and evaluator, was acquired by Claymore Group LLC, and has changed its name to Claymore Securities, Inc.

Valuation of Municipal Bonds

Municipal Bonds (Bonds) are stated at bid prices as determined by Claymore Securities, Inc., the "Evaluator" of the Trust. The aggregate bid prices of the Bonds are determined by the Evaluator based on (a) current bid prices of the Bonds, (b) current bid prices for comparable bonds, (c) appraisal, or (d) any combination of the above.

Cost of Municipal Bonds

Cost of the Trust's Bonds was based on the offering prices of the Bonds on July 8, 1992 (Date of Deposit). Realized gain (loss) from Bond transactions is reported on an identified cost basis.

Investment Income

Interest income consists of amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations (See Note 2 - Change in Accounting Principle).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2.  Change in Accounting Principle

As required, effective August 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums or accreting discounts on debt securities. Prior to August 1, 2001, the Trust did not amortize premiums or accrete discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in $16,926 decrease in cost of securities and a corresponding $16,926 increase in net unrealized appreciation for the Trust, respectively, based on the securities held on August 1, 2001.

The effect of this change for the year ended July 31, 2002 was to increase net investment income by $1,776, increase net unrealized appreciation by $1,613 and decrease net realized loss by $163 for the Trust. The Statements of Operations and Statements of Changes in Net Assets for prior periods have not been restated to reflect this change in presentation.

3.  Unrealized Appreciation and Depreciation

Following is an analysis of net unrealized appreciation at July 31, 2002:

   Gross unrealized appreciation                                     $65,850
   Gross unrealized depreciation                                     (20,435)
                                                                       -----
   Net unrealized appreciation                                       $45,415
                                                                   =========

                        The Kansas Tax-Exempt Trust

                                    Series 53

                    Notes to Financial Statements (continued)


4.  Federal Income Taxes

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5.  Other Information

Cost to Investors

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Bonds on the date of an investor's purchase, plus a sales charge of 5.25% of the Public Offering Price (equivalent to 5.541% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid price of the Bonds plus or minus a pro rata share of cash or overdraft in the Principal Account, if any, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

Distributions

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions, on a record date basis, are as follows:

                   Year ended            Year ended            Year ended
Distribution      July 31, 2002        July 31, 2001         July 31, 2000
     Plan     Per Unit       Total  Per Unit       Total  Per Unit       Total
-----             ----       -----      ----       -----      ----       -----
Monthly         $35.14    $117,282    $42.46    $142,863    $51.59    $173,714

In addition, the Trust redeemed Units with proceeds from the sale of Bonds as follows:

                                              Year ended July 31
                                        2002           2001           2000
                                       -----          -----          -----
Principal portion                    $38,688         $2,954         $6,026
Net interest accrued                     693             47             82
                                       -----          -----          -----
                                     $39,381         $3,001         $6,108
                                   =========      =========      =========
Units                                     68              5              7
                                   =========      =========      =========

In addition, distribution of principal related to the sale or call of securities is $32.28, $261.14 and $4.11 per Unit for the years ended July 31, 2002, 2001 and 2000, respectively.

                             The Kansas Tax-Exempt Trust

                                        Series 53

                       Notes to Financial Statements (continued)

6.  Financial Highlights

                                                   Year ended
                                               July 31, 2002 (a)

Per Unit Operating Performance:
    Net asset value, beginning of year                                  $597.35

    Income from investment operations:
    Net investment income                                                 34.54
    Net realized and unrealized loss
       on investment transactions                                         (0.97)
                                                                          -----
    Total from investment operations                                      33.57

    Distributions to Unitholders:
    Net investment income                                                (35.41)
    Principal from investment transactions                               (32.28)
                                                                          -----
    Total distributions                                                  (67.69)
                                                                          -----
    Net asset value, end of year                                        $563.23
                                                                        =======
Total Return (b)                                                           5.91%

Ratio of items below to Average Net Assets:
    Expenses                                                               0.26%
    Net investment income                                                  5.89%

(a) As required, effective August 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums or accreting discounts on debt securities. The effect of this change for the year ended July 31, 2002 was to increase net investment income per unit by $0.53, decrease net realized and unrealized gains and losses per unit by $0.53, and increase the ratio of net investment income to average net assets from 5.80% to 5.89%.

(b)  Total return is based on average redemption prices per unit.

                       Consent of Independent Auditors



We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated September 16, 2003, in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of The Kansas Tax-Exempt Trust Series 53 dated September 30, 2003.



                                                              Ernst & Young LLP


Kansas City, Missouri
September 30, 2003

         THIS PROSPECTUS MAY BE USED ONLY WHEN ACCOMPANIED BY PART ONE.
                     BOTH PARTS OF THIS PROSPECTUS SHOULD BE
                         RETAINED FOR FUTURE REFERENCE.

PROSPECTUS                                                              PART TWO


                           THE KANSAS TAX-EXEMPT TRUST
                       Available Only to Kansas Residents

         THE TRUST. The Trust consists of a portfolio comprised of interest bearing obligations issued by or on behalf of municipalities or other governmental authorities in the State of Kansas (the "BONDS" or "SECURITIES"). In the opinion of counsel, interest income to the Trust and to Certificateholders, with certain exceptions, is exempt under existing law from Federal and Kansas state income taxes and local Kansas intangible personal property taxes, but may be subject to the Federal alternative minimum tax and other state and local taxes. Capital gains, if any, are subject to tax. See "Tax Status" herein for a more detailed discussion of the tax consequences of owning certificates in a trust. The objectives of the Trust include (1) interest income which is exempt from Federal income taxes, Kansas state income taxes and intangible personal property taxes levied by Kansas counties, cities and townships, (2) conservation of capital, and (3) liquidity of investment (see "Objectives of the Trust"). For a listing of any Bonds subject to the Federal alternative minimum tax, see Part One of this Prospectus. The payment of interest and the preservation of capital are dependent upon the continuing ability of the issuers and/or obligors of the Bonds to meet their respective obligations. Certain of the Bonds are obligations which derive their payment from mortgage loans. A substantial portion of such bonds will probably be redeemed prior to their scheduled maturities; any such early redemption will reduce the aggregate principal amount of the Trust and may also affect the Estimated Long-Term Return and the Estimated Current Return. There is no assurance that the Trust's objectives will be met. Claymore Securities, Inc. is the successor sponsor of certain unit investment trusts sponsored by Ranson & Associates, Inc. See "Sponsor." The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

--------------------------------------------------------------------------------

                       SPONSOR: CLAYMORE SECURITIES, INC.

--------------------------------------------------------------------------------

AS WITH ANY INVESTMENT, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

                       This Prospectus is in two parts.
        The investor is advised to read and retain both parts of this
                       Prospectus for future reference.

                   THE DATE OF THIS PART ONE PROSPECTUS IS THAT
             DATE WHICH IS SET FORTH IN PART TWO OF THE PROSPECTUS.

         PUBLIC OFFERING PRICE. The secondary market Public Offering Price will be equal to the aggregate bid price of the Bonds in the portfolio of the Trust divided by the number of Units outstanding, plus a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." If the Bonds in the Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering Price of the Units. See "Public Offering Information." In addition, the Public Offering Price will have added to it the proportionate share of accrued and undistributed interest to the date of settlement (three business days after order). See "Accrued Interest." The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

         THE UNITS. Each Unit represents a fractional undivided interest in the principal and net income of the Trust. The minimum purchase is one Unit.

         DISTRIBUTIONS. Distributions of interest received by the Trust will be made on a monthly basis (prorated on an annual basis) on the first day of each month to holders of record on the fifteenth day of the preceding month. Distributions of funds in the Principal Account, if any, will also be made monthly on the first day of each month to holders of record on the fifteenth day of the preceding month. See "Distribution of Interest and Principal."

         ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with any changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the Bonds. The Public Offering Price will vary with any changes in the bid prices of the underlying Bonds. There is, therefore, no assurance that the Estimated Current Return will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Bonds in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of the Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

         REDEMPTION AND MARKET FOR UNITS. A Certificateholder may redeem Units at the office of the Trustee (see "Trustee Information"), at prices based upon the bid prices of the Bonds. In addition, although not obligated to do so, the Sponsor intends to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Bonds in the portfolio of the Trust (see "Redemption and Repurchase of Units").

SUMMARY OF THE TRUST.

         Each series of The Kansas Tax-Exempt Trust (the "TRUST") is one of a series of unit investment trusts created under the laws of the State of Kansas, Missouri or New York pursuant to a Trust Indenture and Agreement (the "INDENTURE") between Claymore Securities, Inc., as Sponsor, and Bank of New York, as Trustee, or their predecessors.

         The Trust consists of a portfolio of interest bearing obligations issued by or on behalf of the State of Kansas and political subdivisions, municipalities and authorities thereof, the interest on which is excludable, in the opinion of recognized bond counsel, from federal gross income, and is exempt from Kansas state income tax (to Kansas residents) and local Kansas intangible personal property taxes. However, in the case of corporations, interest on certain obligations held by the Trust may be subject to the alternative minimum tax for federal income tax purposes. See "Tax Status (Federal, State, Capital Gains)." An investment in the Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in the portfolio. The Sponsor cannot predict whether the value of the Bonds in the portfolio will increase or decrease.

         Each Unit offered represents that fractional undivided interest in the Trust indicated under "Summary of Essential Financial Information" in Part One of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase, although the actual interest in the Trust represented by such fraction will remain unchanged. Units in the Trust will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Indenture.

         The Indenture may be amended at any time by consent of Certificateholders representing at least 51% of the Units of the Trust then outstanding. The Indenture may also be amended by the Trustee and the Sponsor without the consent of any of the Certificateholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the interest of the Certificateholders, provided, however, that the Indenture may not be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in the Trust except in connection with the substitution of refunding bonds under certain circumstances. The Trustee shall advise the Certificateholders of any amendment promptly after the execution thereof.

         The Trust may be terminated at any time by consent of Certificateholders representing at least 51% of the Units of the Trust then outstanding or by the Trustee when the value of the Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of the Trust. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held in the Trust, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution.

         Written notice of any termination specifying the time or times at which Certificateholders may surrender their certificates for cancellation shall be given by the Trustee to each Certificateholder at the address appearing on the registration books of the Trust maintained by the Trustee. The Trustee will begin to liquidate any Bonds held in the Trust within a reasonable period of time from said notification and shall deduct from the proceeds any accrued costs, expenses or indemnities provided by the Indenture, including any compensation due the Trustee, any costs of liquidation and any amounts required for payment of any applicable taxes, governmental charges or final operating costs of the Trust.

         The Trustee shall then distribute to Certificateholders their pro rata shares of the remaining balances in the Principal and Interest Accounts together with a final distribution statement which will be in substantially the same form as the annual distribution statement (see "Other Rights of Certificateholders"). Any amount held by the Trustee in any reserve account will be distributed when the Trustee determines the reserve is no longer necessary in the same manner as the final distribution from the Principal and Interest Accounts (see "Distribution of Interest and Principal").

         The Sponsor and the Trustee shall be under no liability to Certificateholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

         The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction.

         Certain of the Bonds in the Trust may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest currently. See "Notes to Trust Portfolio" in Part One of this Prospectus.

DESCRIPTION OF TRUST PORTFOLIO.

FACTORS PERTAINING TO KANSAS

         GENERALLY. According to the Comprehensive Annual Financial Report for Fiscal Year 2002 ("CAFR"), employment in the State of Kansas for June 2002 was at its highest level since July 1999. Compared to June 2001, employment was up about 62,551. Modest gains were shown in most industries. Job growth was expected to be flat in 2002 but was expected to resume in 2003. The average statewide unemployment rate was 5.1% for 2002 compared to the average seasonally adjusted national rate of 5.8 % for 2002.

         Per capita personal income for the State of Kansas grew 3.7% to $28,565 in 2001, as compared to national per capita personal income growth of 2.4% to $30,472. These growth rates are smaller than those for 2000, reflecting an overall weakness in state economies across the country. Personal income in Kansas is expected to grow 3.9% in 2003, which will mean real personal income increases.

         REVENUES AND EXPENDITURES. During 1990, the Kansas legislature enacted legislation establishing minimum ending balances for the State General Fund to ensure financial solvency for the state. The act established targeted year-end State General Fund balances as a percentage of state expenditures for the forthcoming fiscal year. This act was phased in over several years and currently requires an ending balance of at least 7.5% of expenditures and demand transfers.

         The combined governmental funds of the State consist of the State General Fund, the Transportation Fund, the Transportation Capital Project Fund and the Social and Rehabilitation Services Fund. These funds encompass the broad activities of State government. For fiscal year 2002, the governmental funds reported a combined ending fund balance of $1.3 billion, a decrease of $521 million in comparison with the prior year. Of the total amount, $916 million represented fund balance of the Transportation Fund. There was $327 million in the "unreserved fund balances" with 56.3% in the Transportation Fund and 18.5% in the State General Fund. This unreserved $327 million was roughly 4.2% of the total governmental fund expenditures for the year. The designated balances of $970 million included the reserve for inventory of $21 million and the reserve for encumbrances of $903 million.

         According to the CAFR, consensus revenue estimates in late 2002 indicated a continued slump in the collection of state revenues for fiscal years 2003 and 2004. Due primarily to reduced revenues from personal and corporate income taxes in August 2002, the Governor of the State initiated a $41 million decrease in the State General Fund budgets of state agencies. Estimates for fiscal year 2004, using fiscal year 2003 base expenditures, indicated a revenue shortfall of $350 - $858 million, depending upon funding levels by the 2003 Legislature for funding education, entitlement programs, statutory transfers, and the desired amount of the ending balance in the State General Fund.

         The economic impact of the September 11 terrorist attacks on the World Trade Center and Pentagon as well as the conflict with Iraq is unclear. One impact of these events, however, is the detrimental effect on state budgets. The recent volatility in the stock markets and consumer spending will likely make things worse for states attempting to maintain balanced budgets.

         DEBT MANAGEMENT. The State of Kansas finances a portion of its capital expenditures with various debt instruments. Revenue bonds and loans from the Pooled Money Investment Board finance most debt-financed capital improvements for buildings, while "master lease" and "third-party" financing pays for most capital equipment. The Kansas Constitution provides for the issuance of general obligation bonds subject to certain restrictions, but no bonds have been issued under this provision for many years. No other provision of the Constitution or state statute limits the amount of debt that can be issued. The State of Kansas has no general obligation debt rating; however, in October 1998, Standard and Poor's assigned an issuer credit rating to AA+ to the State of Kansas.

         LITIGATION. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Known claims, asserted and unasserted, have been evaluated for the likelihood of an unfavorable outcome. After review, it is the State's opinion, according to the State's financial report, that its ultimate liability in these cases, if any, is not expected to have a material adverse effect on the State's financial position.

         Each Kansas Trust is susceptible to political, economic or regulatory factors affecting issuers of Kansas municipal obligations (the "KANSAS MUNICIPAL OBLIGATIONS"). These include the possible adverse effects of certain Kansas constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Kansas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Kansas or contained in Official Statements for various Kansas Municipal Obligations.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of Bonds held by the Kansas Trusts are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the Kansas Trusts to pay interest on or principal of the Bonds.

         Certain of the Bonds in the Trust may be obligations which derive their payment from mortgage loans. Included among these Bonds may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. In view of this, an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments on mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. These bonds were issued under Section 103A of the Internal Revenue Code, which Section contains certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In one situation, an issuer, in reliance on its interpretation of certain language in the indenture under which one of its bond issues was created, redeemed all of such issue at par in spite of the fact that such indenture provided that the first optional redemption was to include a premium over par and could not occur prior to 1992. In connection with the housing bonds held by the Trust, the Sponsor at the date of this Prospectus is not aware that any of the respective issuers of such Bonds are actively considering the redemption of such Bonds prior to their respective stated initial call dates. For a general discussion of the effects of Bond prepayments and redemptions on Certificateholders who acquired Units at a time when such Bonds were valued in excess of the principal amount or redemption price of such Bonds, see "General" below.
For a general discussion of the effects of Bond prepayments and redemptions on Certificateholders who acquired Units at a time when such Bonds were valued in excess of the principal amount or redemption price of such Bonds, see
"Bond Redemptions" below.

         Certain of the Bonds in the Trust are hospital revenue bonds. In view of this, an investment in the Trust should be made with an understanding of the characteristics of such issuers and the risks which such an investment may entail. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service will be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, and government regulation. Pursuant to recent Federal legislation, Medicare reimbursements are currently calculated on a prospective basis utilizing a single nationwide schedule of rates. Prior to such legislation, Medicare reimbursements were based on the actual costs incurred by the health facility. The current legislation may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program. Such adverse changes also may adversely affect the ratings of the Bonds held in the portfolio of the Trust.

         Certain of the Bonds in the Trust may be obligations whose revenues are primarily derived from the sale of electric energy. Utilities are generally subject to extensive regulation by state utility commissions which, among other things, establish the rates which may be charged and the appropriate rate of Return on an approved asset base. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the governing public utility commission, the difficulty in financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, increased competition, recent reductions in estimates of future demand for electricity in certain areas of the country, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, federal, state and municipal governmental authorities may from time to time review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of such Bonds to make payments of principal and/or interest on such Bonds.

         Certain of the Bonds in the Trust may be transportation revenue bonds. Payment on such bonds is dependent on revenues from projects such as tolls on turnpikes. Therefore, payment may be adversely affected by a reduction in revenues due to such factors as competition from toll-free vehicular bridges and roads, increased cost of maintenance, lower cost of alternative modes of transportation and a reduction in the availability of fuel to motorists or significant increases in the costs thereof.

         Certain of the Bonds in the Trust may be obligations which derive their payment primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

         BOND REDEMPTIONS. Because certain of the Bonds in the Trust may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Certificateholders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. The Trustee has no power to vary the investments of the Trust, I.E., the Trustee has no managerial power to take advantage of market variations to improve a Certificateholder's investment.

         Certain of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The portfolio in Part One of this Prospectus contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of Bonds or may require the mandatory redemption of Bonds include, among others: a final determination that the interest on the Bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the Bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the Bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the Bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the Bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the Bonds are issued on the issuer of the Bonds or the user of the proceeds of the Bonds; an administrative or judicial decree requires the cessation of a substantial part of the operations of the project financed with the proceeds of the Bonds; an overestimate of the costs of the project to be financed with the proceeds of the Bonds resulting in excess proceeds of the Bonds which may be applied to redeem Bonds; or an underestimate of a source of funds securing the Bonds resulting in excess funds which may be applied to redeem Bonds. See "Trust Portfolio" and "Notes to Trust Portfolio" in Part One.

Certain of the Bonds in the Trust may have been purchased by the Trust at premiums over the par value (principal amount) of such Bonds (see "Trust Portfolio" in Part One). To the extent Certificateholders acquire their Units at a time Bonds are valued at a premium over such par value and such Bonds are subsequently redeemed or prepaid at par or for less than such valuations, Certificateholders will likely sustain losses in connection with such redemptions or prepayments. For the tax effects of Bond redemptions generally, see "Tax Status (Federal, State, Capital Gains)."

         GENERAL. To the best knowledge of the Sponsor, there is no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. At any time during the life of the Trust, litigation may be initiated on a variety of grounds with respect to Bonds in the Trust. Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, the Trust has received opinions of bond counsel to the issuing authorities of each Bond on the date of issuance to the effect that such Bonds have been validly issued and that the interest thereon is exempt from Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet the obligations undertaken with respect to the Bonds.

OBJECTIVES OF THE TRUST.

         The Trust has been formed to provide residents of the State of Kansas interest income which is exempt from federal and Kansas state income taxes and from local Kansas intangible personal property taxes. In addition, the Trust also has objectives which include conservation of capital and liquidity of investment. There is no assurance that the Trust's objectives will be met.

         In selecting Bonds for the Trust, the following factors, among others, were considered by the Sponsor: (a) either the Standard & Poor's Corporation rating of the Bonds was in no case less than "BBB-" or the Moody's Investors Service, Inc. rating of the Bonds was in no case less than "Baa3" including provisional or conditional ratings, respectively, or, if not rated, the Bonds had, in the opinion of the Sponsor, credit characteristics sufficiently similar to the credit characteristics of interest-bearing tax-exempt obligations that were so rated as to be acceptable for acquisition by the Trust (see "Description of Bond Ratings") and (b) the prices of the Bonds relative to other bonds of comparable quality and maturity. Medium-quality Bonds (rated BBB or A by S&P or Baa or A by Moody's) are obligations of issuers that are considered to possess adequate, but not outstanding, capacities to service the obligations. Investment in medium-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy, than investment in higher-quality debt securities. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Medium-quality debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Trust may have greater difficulty selling the medium-quality debt securities in its portfolio. After the creation of the Trust, a Bond may cease to be rated or its rating may be reduced below such minimum standards. Neither event requires elimination of such Bond from the portfolio but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the Bond (see "Trustee Information").

         The Trust consists of a portfolio of fixed rate, long-term debt obligations. An investment in the Trust should be made with an understanding of the risks associated with an investment in such obligations. Fluctuations in interest rates may cause corresponding fluctuations in the value of the Bonds in the portfolio. The Sponsor cannot predict whether the value of the Bonds in the portfolio will increase or decrease.

ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN.

         The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Securities while the Public Offering Price will vary with changes in the offering price of the underlying Securities; therefore, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which
(1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of all of the Securities in the Trust and (2) takes into account a compounding factor and the expenses and sales charge associated with each Trust Unit. Since the market values and estimated retirements of the Securities and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING INFORMATION.

         Units in the Trust are offered at the Public Offering Price which is based on the bid prices of the Bonds in the portfolio plus a sales charge set forth in Part One of this Prospectus under "Summary of Essential Financial Information" plus accrued and undistributed interest to the settlement date (three business days after order). Units repurchased in the secondary market may be offered by this Prospectus at the Public Offering Price in the manner described herein.

         Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934.

         Units offered by this Prospectus will be distributed to the public by the Sponsor and certain dealers. Dealers will be allowed a concession equal to 4.5% of the Public Offering Price; however, resales of Units by such dealers to the public will be made at the Public Offering Price. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession to dealers from time to time. The minimum purchase will be one Unit.

         Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. Furthermore, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.


ACCRUED INTEREST.

         Accrued interest is the accumulation of unpaid interest on a bond from the last day on which interest thereon was paid. Interest on Bonds in the Trust is paid to the Trustee either monthly or semi-annually. However, interest on the Bonds in the Trust is accounted for daily on an accrual basis. Because of this, the Trust always has an amount of interest earned but not yet collected by the Trustee because of coupons that are not yet due. For this reason, the Public Offering Price of Units will have added to it the proportionate share of accrued and undistributed interest to the date of settlement.

         The Trustee has no cash for distribution to Certificateholders until it receives interest payments on the Bonds in the Trust. The Trustee is obligated to advance its own funds, at times, in order to make interest distributions. The Trustee will recover such advances without interest or other costs to the Trust from interest payments made on the Bonds. Interest Account balances are established so that it will not be necessary on a regular basis for the Trustee to advance its own funds in connection with such interest distributions. The Interest Account balances are also structured so that there will generally be positive cash balances and since the funds held by the Trustee will be used by it to earn interest thereon, it benefits thereby (see "Expenses of the Trust").

         If a Certificateholder sells or redeems all or a portion of his Units or if the Bonds in the Trust are sold or otherwise removed or if the Trust is liquidated, he or she will receive at that time his or her proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.

REDEMPTION AND REPURCHASE OF UNITS.

         Certificateholders may redeem all or a portion of their Units by tender to the Trustee, at its Unit Investment Trust Division office (see "Trustee Information"), of the certificates representing Units to be redeemed, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed. In order to effect a redemption of Units, Certificateholders must tender their certificates to the Trustee or provide satisfactory indemnity required in connection with lost, stolen or destroyed certificates. No redemption fee will be charged. On the third business day following such tender, the Certificateholder will be entitled to receive in cash for each Unit tendered an amount equal to the redemption price per Unit as next computed after receipt by the Trustee of such tender of Units as determined by the bid price of the Bonds in the Trust on the date of tender (the "REDEMPTION PRICE") plus accrued interest to, but not including, the date of redemption. The price received upon redemption may be more or less than the amount paid by the Certificateholder depending on the value of the Bonds on the date of tender. The value of the Bonds will fluctuate with market and credit conditions, including any changes in interest rate levels.

         Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. In addition, the Trustee is empowered, with certain recommendations allowed by the Sponsor, to sell Bonds in the portfolio of the Trust to make funds available for redemption. Units redeemed shall be cancelled and not be available for reissuance.

         The recognized date of tender is deemed to be the date on which Units are received in proper form by the Trustee prior to 3:00 p.m. Central time. Units received by the Trustee after 3:00 p.m. will be deemed to have their recognized date of tender on the next business day on which the New York Stock Exchange is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day (see "Evaluation of the Trust").

         To the extent that Bonds in the portfolio of the Trust are sold to meet redemptions, the size and diversity of the Trust will be reduced. Such sales may occur at a time when Bonds might not otherwise be sold which may result in lower prices received on the Bonds than might be realized under normal trading conditions.

         Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Certificateholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Certificateholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Certificateholder's tax identification number from the selling broker at the time the certificate is issued, and this number is printed on the certificate and on distribution statements. If a Certificateholder's tax identification number does not appear on the certificate or statements, or if it is incorrect, the Certificateholder should contact the Trustee before presenting a certificate for redemption to determine what action, if any, is required to avoid this back-up withholding.

         The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the Securities and Exchange Commission determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

         The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's Repurchase Price in the secondary market at that time equals or exceeds the redemption price, it may purchase such Units by notifying the Trustee before the close of business on the second succeeding business day and by making payment therefor to the tendering Certificateholder not later than the day on which payment would otherwise have been made by the Trustee. The Public Offering Price of any Units thus acquired by the Sponsor will be in accord with the procedure described in the then currently effective prospectus relating to such Units. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

         Although not obligated to do so, the Sponsor intends to maintain a market for the Units offered hereby and to offer continuously to purchase such Units at prices, subject to change at any time, based upon the aggregate bid prices of the Bonds in the portfolio plus interest accrued to the date of settlement plus any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units and the Certificateholder cannot find another purchaser, a Certificateholder desiring to dispose of his Units may be able to dispose of such Units only by tendering them to the Trustee for redemption at the redemption price, which is based upon the aggregate bid prices of the Bonds in the portfolio. The aggregate bid prices of the underlying Bonds in the Trust are expected to be less than the related aggregate offering prices. A Certificateholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof.

DISTRIBUTION OF INTEREST AND PRINCIPAL.

         Interest received by the Trust, including that part of the proceeds from the disposition of Bonds, if any, which represents accrued interest, is credited by the Trustee to the Interest Account. Any other receipts are credited to the Principal Account. Interest received by the Trust will be distributed on or shortly after the first day of each month on a pro rata basis to Certificateholders of record as of the preceding record date (which is the fifteenth day of the month next preceding the distribution). All distributions will be net of applicable expenses. The pro rata share of cash in the Principal Account will be computed on the fifteenth day of each month and will be distributed to Certificateholders as of the first day of the next succeeding month. Such principal distribution may be combined with any interest distribution due to the Certificateholder at that time. Proceeds received from the disposition of any of the Bonds in the portfolio of the Trust after each record date and prior to the following distribution date will be held in the Principal Account and not distributed until the next distribution date. The Trustee is not required to pay interest on funds held in the Principal or Interest
Accounts (but may itself earn interest thereon and therefore benefit from the use of such funds) nor to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $1.00 per Unit.

         The distribution to the Certificateholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to the Certificateholder's pro rata share of the estimated annual income after deducting estimated expenses. Because interest payments are not received by the Trust at a constant rate throughout the year, such interest distribution may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee is authorized to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account on the ensuing record date. A person who purchases Units will commence receiving distributions only after such person becomes a record owner. Notification to the Trustee of the transfer of Units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker/dealer.

         As of the fifteenth day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (see "Expenses of the Trust"). The Trustee may also withdraw from said accounts an amount, if deemed necessary, to fund a reserve for any governmental charges or anticipated Trust expenses which may be payable out of the Trust. Amounts so withdrawn will not be considered a part of the Trust's assets until such time as the Trustee shall return all or part of the amount withdrawn to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee (See "Description of Trust Portfolio" and "Redemption and Repurchase of Units").

         Funds which are available for future distributions, redemptions and payment of expenses are held in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.

TAX STATUS

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         ASSETS OF THE TRUSTS. Each Trust will hold various debt obligations (the "Bonds") of state and local governmental entities. All of the assets held by a Trust constitute the "Trust Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         TRUST STATUS. The Trusts will not be taxed as corporations for federal income tax purposes. As a Unitholder, you will be treated as the owner of a pro rata portion of the assets of your Trust, and as such you will be considered to have received a pro rata share of income (E.G., accruals of market discount and capital gains, if any) from the Trust Assets when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Trust Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Trust expenses (including the deferred sales charge, if any).

         EXCLUSION FROM GROSS INCOME OF INTEREST. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to certain Trusts, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Trusts for State tax matters have made any special review for the Trusts of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trusts. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

         YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, generally including sales charges, among each Trust Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         DISCOUNT, ACCRUED INTEREST AND PREMIUM ON DEBT OBLIGATIONS. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or the Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Trust pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         EXCHANGES AND ROLLOVERS. If you elect to reinvest amounts received from the Trust into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by the Trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

         For a discussion of the State tax status of income earned on Units of a State trust, see the discussion of tax status for the applicable trust. Except as noted therein, the exemption of interest on State and local obligations for Federal income tax purposes discussed above does not necessarily result in exemption under the income or other tax laws of any State or city. The laws of the several States vary with respect to the taxation of such obligations.

         KANSAS TAXATION. At the time of the closing for each Kansas Trust, Special Counsel to each Kansas Trust for Kansas tax matters, rendered an opinion under then existing Kansas income tax law applicable to taxpayers whose income is subject to Kansas income taxation, assuming interest on the Bonds is excludable from gross income under Section 103 of the Internal Revenue Code of 1986, as amended, substantially to the effect that:

                  The Kansas Trust is not an association taxable as a corporation for Kansas income tax purposes;

                  Each Unitholder of the Kansas Trust will be treated as the owner of a pro rata portion of the Kansas Trust, and the income and deductions of the Kansas Trust will therefore be treated as income (and deductions) of the Unitholder under Kansas law;

                  Interest on Bonds issued after December 31, 1987 by the State of Kansas or any of its political subdivisions will be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations). However, interest on Bonds issued prior to January 1, 1988 by the State of Kansas or any of its political subdivisions will not be exempt from income taxation imposed on individuals, corporations and fiduciaries (other than banks, trust companies or savings and loan associations) unless the laws of the State of Kansas authorizing the issuance of such Bonds specifically exempt the interest on the Bonds from income taxation by the State of Kansas;

                  Interest on Bonds issued by the State of Kansas or any of its political subdivisions will be subject to the tax imposed on banks, trust companies and savings and loan associations under Article 11, Chapter 79 of the Kansas statutes;

                  Interest on the Bonds which is exempt from Kansas income taxation when received by the Kansas Trust will continue to be exempt when distributed to a Unitholder (other than a bank, trust company or savings and loan association);

                  Each Unitholder of the Kansas Trust will recognize gain or loss for Kansas income tax purposes if the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if the Unitholder redeems or sells Units of the Kansas Trust to the extent that such transaction results in a recognized gain or loss for federal income tax purposes;

                  Interest received by the Kansas Trust on the Bonds is exempt from intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law; and

                  No opinion is expressed regarding whether the gross earnings derived from the Units is subject to intangibles taxation imposed by any counties, cities and townships pursuant to present Kansas law. Chapman and Cutler has expressed no opinion with respect to taxation under any other provision of Kansas law. Ownership of the Units may result in collateral Kansas tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

EXPENSES OF THE TRUST.

         The Sponsor will not receive any management fees in connection with activities relating to the Trust. However, for regularly evaluating the portfolio of the Trust, the Evaluator (which is the Sponsor) will receive the annual fee indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in the Trust at any time during such period.

         The Trustee will receive for ordinary services the annual fee from the Trust indicated in "Summary of Essential Financial Information" in Part One of this Prospectus. Such fee is calculated based on the largest aggregate principal amount of Bonds in the Trust at any time during such period. Both the Trustee's fee and the evaluation fee paid to the Sponsor may be adjusted without prior approval from Certificateholders, provided that all adjustments upward will not exceed the cumulative percentage increase of the United States Department of Labor's Consumer Price Index or, if such index is no longer published, in a comparable index. Since the Trustee has the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions and since such Accounts are non-interest bearing to Certificateholders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. For a discussion of the services rendered by the Trustee pursuant to its obligations under the Indenture, see "Trustee Information" and "Other Rights of Certificateholders."

         The following is a summary of expenses of the Trust which, when owed to the Trustee, are secured by a lien on the assets of the Trust: (1) the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Certificateholders; (2) any taxes and other governmental charges upon the Bonds or any part of the Trust (no such taxes or charges are currently being levied or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture and all disbursements and expenses including counsel fees (including fees of counsel which the Trustee may retain) and auditing fees sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part To the extent lawful, the State Trust shall bear the expenses associated with updating the State Trust's registration statement and maintaining registration or qualification of the Units and/or a State Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor.
All direct distribution expenses of a State Trust (including the cost of maintaining the secondary market for such a trust), such as printing and distributing prospectuses and preparing, printing, and distributing any advertisements or sales literature will be paid at no cost to the State Trust. Any payments received by the Sponsor reimbursing it for payments made to update the State Trust's registration statement will not exceed the costs incurred by the Sponsor. The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the State Trust. In addition, the Trustee is empowered to sell securities in order to make funds available to pay all expenses.

EVALUATION OF THE TRUST.

         The Public Offering Price and the Redemption Price per Unit are based on the bid prices per Unit of the Bonds in the portfolio of the Trust plus accrued interest. The Public Offering Price per Unit also includes a sales charge as set forth in Part One of this Prospectus under "Summary of Essential Financial Information." While the Trustee has the power to determine the Public Offering Price per Unit and the Redemption Price per Unit when Units are tendered for redemption, such authority has been delegated to the Evaluator which determines the Public Offering Price per Unit and the Redemption Price per Unit on a daily basis as of 3:00 p.m. Central time on days the New York Stock Exchange is open (and on any other days on which Sponsor secondary market transactions or redemptions occur). With each evaluation the Public Offering Price per unit and Redemption Price per Unit is adjusted commensurate with such evaluation and prices will be effective for all orders for purchases, sales or redemptions received at or prior to 3:00 p.m. Central time on each such day. Orders received by the Trustee or Sponsor after that time, or on a day when no evaluation is made, will be held until the next determination of price. Each evaluation of the Trust has been and will be determined on the basis of cash on hand in the Trust or money in the process of being collected, the value of the Bonds in the portfolio of the Trust based on the bid prices of the Bonds and interest accrued thereon not subject to collection less any taxes or governmental charges payable, any accrued expenses of the Trust and any cash held for distribution to Certificateholders. The result of that computation is then divided by the number of Units outstanding as of the date thereof to determine the per Unit value of the Trust.

         The Evaluator may determine the value of the Bonds in the portfolio of the Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held in the Trust; (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds; (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds; or (4) by any combination of the above.

OTHER RIGHTS OF CERTIFICATEHOLDERS.

         The Trustee shall furnish Certificateholders in connection with each distribution a statement of the amount of interest and, if any, the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit outstanding. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person, who at any time during the calendar year was a registered Certificateholder, a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), deductions for fees and expenses of the Trust and for redemptions of Units, if any, and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for redemptions of Units, if any, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year;
(4) the Redemption Price based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.

         For Series 4 and subsequent series, the Indenture requires the Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. For Series 1 through 3, while the Indenture does not require a Trust audit on an annual basis at the expense of the Trust, the Trustee has determined that such an audit is in the best interests of Certificateholders and, therefore, it is expected that each year such an audit will be performed. The Trustee shall not be required (in the case of Series 4 and subsequent series), however, and does not intend (in the case of Series 1 through 3) to cause such an audit to be performed if its cost to the Trust shall exceed certain specified amounts (not exceeding $.50 per Unit) on an annual basis. Certificateholders may obtain a copy of such audited financial statements upon request.

         In order to comply with federal and state tax reporting requirements, Certificateholders will be furnished, upon request to the Trustee, evaluations of the Bonds in the Trust furnished to it by the Evaluator.

         The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units of the Trust is evidenced by separate registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. A Certificateholder must sign exactly as his name appears on the face of the certificate with the signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee program in addition to, or in substitution for, STAMP as may be accepted by the Trustee. In certain instances, the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Certificates will be issued in denominations of one Unit or any multiple thereof. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred. Mutilated certificates must be surrendered to the Trustee for replacement. Although no such charge is now made or contemplated, the Trustee may require a Certificateholder to pay a reasonable fee to be determined by the Trustee for each certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange.

                                     SPONSOR

         THE SPONSOR. Claymore Securities, Inc., the Sponsor, is an investment banking firm created as Ranson & Associates, Inc. in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc., which is a member of the National Association of Securities Dealers, Inc., is the Sponsor to each of the above-named unit investment trusts. The Sponsor's offices are located at 210 North Hale Street, Wheaton, Illinois 60187.

         If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

         The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

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         LIMITATIONS ON LIABILITY. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

         RESPONSIBILITY. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

         It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

         Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in the Trust Agreement or in this and the preceding paragraph and in the discussion under "Risk Factors--Failure of a Contract to Purchase Bonds and Substitution of Bonds" regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

         The Sponsor may direct the Trustee to dispose of Bonds in certain limited circumstances, including upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unitholders.

         RESIGNATION. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor, terminate the Trust Agreement and liquidate the Trusts or continue to act as Trustee.

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                                     TRUSTEE

         THE TRUSTEE. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

         The Trustee, whose duties are ministerial in nature, has not selected the portfolio of the Trust. However, the Bonds included in the portfolio on the Initial Date of Deposit may be purchased by the Sponsor from BNY Capital Markets, Inc. ("BNY"), which is a wholly-owned subsidiary of Bank of New York Company, Inc. ("BONY COMPANY"). The Trustee is also a wholly-owned subsidiary of BONY Company. Subsequent to the Initial Date of Deposit, the Trustee may purchase Bonds from BNY in order to create additional Units.

         In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in each Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising the Trust.

         LIMITATIONS ON LIABILITY. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except, generally, in cases of its willful misconduct, lack of good faith or gross negligence. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction.

         RESPONSIBILITY. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor-Responsibility" and "Sponsor-Resignation."

         RESIGNATION. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

         The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when

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such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                                    EVALUATOR

         THE EVALUATOR. Claymore Securities, Inc. will serve as the evaluator of the Bonds in the Trust (the "EVALUATOR"), and as such will appraise the Bonds or cause the Bonds to be appraised.

         LIMITATIONS ON LIABILITY. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgment. However, this provision shall not protect the Evaluator in cases of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         RESPONSIBILITY. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering of Units--Public Offering Price."

         RESIGNATION. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

LEGAL AND AUDITING MATTERS.

         The legality of the Units offered hereby and certain matters relating to federal and Kansas tax law have been passed upon by Chapman and Cutler, Chicago, Illinois, as special counsel for the Sponsor.

         The financial statements for all periods ended on and after November 30, 2002 included in Part One of this Prospectus and Registration Statement have been examined by Grant Thornton LLP, independent auditors, as set forth in their report appearing in Part One of this Prospectus, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

DESCRIPTION OF BOND RATINGS

         STANDARD & POOR'S RATING. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings are based, in varying degrees, on the following considerations:

         - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         -    Nature of and provisions of the obligation;

         - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -- An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         Plus (+) or minus (-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         * MOODY'S INVESTORS SERVICE RATING. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

         No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, or the Sponsor or any dealer. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

         This Prospectus contains information concerning the Trust and the Sponsor, but does not contain all of the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.

                                TABLE OF CONTENTS

TITLE                                                            PAGE


GENERAL SUMMARY OF INFORMATION                                    1


SUMMARY OF THE TRUST                                              2


DESCRIPTION OF TRUST PORTFOLIO                                    4


OBJECTIVES OF THE TRUST                                           9


ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM RETURN          10


PUBLIC OFFERING INFORMATION                                      10


ACCRUED INTEREST                                                 11


REDEMPTION AND REPURCHASE OF UNITS                               11


DISTRIBUTION OF INTEREST AND PRINCIPAL                           13


TAX STATUS                                                       14


EXPENSES OF THE TRUST                                            19


EVALUATION OF THE TRUST                                          20


OTHER RIGHTS OF CERTIFICATEHOLDERS                               21


SPONSOR                                                          22

       The Sponsor                                               22
       Limitations on Liability                                  23
       Responsibility                                            23
       Resignation                                               23

TRUSTEE                                                          24

       The Trustee                                               24
       Limitations on Liability                                  24
       Responsibility                                            24

       Resignation                                               24

EVALUATOR                                                        25

       The Evaluator                                             25
       Limitations on Liability                                  25
       Responsibility                                            25
       Resignation                                               25

LEGAL AND AUDITING MATTERS                                       25

DESCRIPTION OF BOND RATINGS                                      26

       Standard & Poor's Rating                                  26
       Moody's Investors Service Rating                          27

                      Contents of Post-Effective Amendment
                            To Registration Statement


     This Post-Effective amendment to the Registration Statement comprises the following papers and documents:

                                The facing sheet

                                 The prospectus

                                 The signatures

                       The Consent of Independent Auditors

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933, The Registrant, The Kansas Tax-Exempt Trust, Series 53, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wheaton, and State of Illinois, on the 3rd day of October, 2003.

                                           The Kansas Tax-Exempt Trust,
                                               Series 53
                                               Registrant

                                           By: Claymore Securities, Inc.
                                               Depositor

                                           By: /s/ Nicholas Dalmaso
                                               Chief Operations Officer and
                                               General Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on October 3, 2003 by the following persons, who constitute a majority of the Board of Directors of Claymore Securities, Inc.

SIGNATURE                      TITLE**                     DATE

David Hooten*                  Chief Executive        )    /s/ Nicholas Dalmaso
                               Officer and            )    --------------------
                               Chairman of the        )        Nicholas Dalmaso
                               Board of Directors     )       Attorney-in-Fact*

                                                           October 3, 2003

                               Chief Operations
/s/ Nicholas Dalmaso           Officer, General            October 3, 2003
---------------------          Counsel, Secretary
    Nicholas Dalmaso           and Director


/s/ Charles G. Millington      Chief Financial             October 3, 2003
-------------------------      Officer
Charles G. Millington


----------
* An executed copy of the related power of attorney was filed as Exhibit 6.0 to Registration Statement No. 333-98345 on August 22, 2002.

** The titles of the persons named herein represent their capacity in and relationship to Claymore Securities, Inc., the Depositor.